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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR  15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) May 1, 2001
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                      Commission File Number 33-64325
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                          REUNION INDUSTRIES, INC.
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           (Exact name of registrant as specified in its charter)


        DELAWARE                                    06-1439715
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(State of Incorporation)              (I.R.S. Employer Identification No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
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       (Address of principal executive offices, including zip code)


                              (412) 281-2111
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           (Registrant's telephone number, including area code)


                           Page 1 of 3 pages.


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ITEM 4.   Changes in Registrant's Certifying Accountant.
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          (a)   Previous independent accountants

                (i) On May 1, 2001, PricewaterhouseCoopers LLP resigned as the independent accountants of Reunion Industries, Inc., effective after the completion of the review of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

                (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                (iii) The Registrant had discussed with PricewaterhouseCoopers LLP its relationship with the Registrant in the past, did not ask
PricewaterhouseCoopers LLP to reconsider its decision and feels such resignation is in the best interests of both parties.

                (iv) In connection with its audits for the two most recent fiscal years and through May 1, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

                (v) During the two most recent years and through May 1, 2001, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

                (vi) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter will be filed as an exhibit to an amendment of this Form 8-K.





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  May 8, 2001                            REUNION INDUSTRIES, INC.
       -----------                                  (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer





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